CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated June 19, 2003, in Pre-Effective Amendment Number 2 to the Registration Statement (Form N-2 No. 333-104614 and 811-21334) of Neuberger Berman Income Opportunity Fund Inc.

                                         /s/ Ernst & Young LLP

                                         ERNST & YOUNG LLP

Boston, Massachusetts
June 19, 2003